EXHIBIT 10.14

                                 PROMISSORY NOTE

   $390,000.00                                                  Tucson, Arizona
                                                                October 4, 2005

         FOR VALUE RECEIVED, Bronco Coal Co., an Arizona corporation, the undersigned (the "MAKER") hereby unconditionally promises to pay to the order of Longview Equity Fund, LP having an address of 600 Montgomery Street, 44th Floor, San Francisco, California 94111 ("Payee") the principal sum of $390,000.00 to be funded immediately, in lawful money of the United States of America. This note is interest bearing at the rate of eight percent (8%) per annum with interest accruing until the due date and shall become due and payable upon the first event of either 45 days or the closing by Bronco Hazelton Co., Subsidiary of Maker, of the Hazleton Mine in Gibson County, Indiana.

         Should default occur, the total sum remaining unpaid shall bear interest at the rate of twenty percent (20%) per annum during any period of default from the date the last payment was made until the default is cured.

         The payment of principal is a general obligation of Maker. An "Event of Default" under this Note shall exist if any of the following events shall occur and be continuing: (a) Maker shall fail to make any payment of principal due under this Note; or (b) Maker is in breach of or default under any provision of this note, the terms of which are incorporated herein by reference, or in any other agreement, document or other instrument executed by Maker from time to time in connection with the indebtedness evidenced hereby (hereinafter collectively referred to as the "Loan Contract Documents". Maker herein shall promptly notify payee herein of any default under this promissory note.

         Maker and each surety, endorser, guarantor and any other party ever liable for payment of any sums of money payable on this Promissory Note, jointly and severally waive presentment, protest, notice of protest and non-payment, demand and all legal diligence in enforcing collection and expressly agree that their liability under this Promissory Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by an release or change in any security for the payment of this Promissory Note, and hereby consent to any and all renewals, extensions, indulgences, releases and changes, regardless of the number of such renewals, extensions, indulgences, releases and changes.

         No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Promissory Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

         This Promissory Note is being executed and delivered, and is intended to be performed, in the State of New York. The substantive laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Promissory Note. In the event of a dispute involving this Promissory Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in New York, New York. In the event Maker fails to timely pay principal and interest hereunder or causes an Event of Default to occur, Payee shall be entitled to recover its legal costs and reasonable attorneys' fees incurred as a result thereof.

         IN WITNESS WHEREOF, the undersigned have executed this document as of the day and year first above written with the approval and authority of the board of directors of Maker.

MAKER:

BRONCO COAL CO., AN ARIZONA CORPORATION
2920 N. SWAN ROAD
SUITE 206
TUCSON, ARIZONA 85712

By: /s/ Dan Baker, President